Exhibit 10.1

Douglas L. Schmick

1414 NW Northrup St. Suite 700

Portland, Oregon 97209

March 29, 2010

Bill Freeman

Chief Executive Officer

1414 NW Northrup St. Suite 700

Portland, Oregon 97209

Bill Freeman,

In connection with my resignation as Chief Executive Officer on January 12, 2009, I confirm and agree that my severance and change of control agreement with the Company is terminated effective January 12, 2009.

Respectfully,

/s/ Douglas L. Schmick

Douglas L. Schmick

Co-Founder & Chairmen of the Board of Directors